Exhibit 99.1

Independent Accountant’s Report

Board of Directors and Management

Flagship Financial Group LLC and Subsidiaries (the Company)

50 Applied Card Blvd., Suite 203

Glen Mills, PA 19342

And

Deutsche Bank Securities Inc.

One Columbus Circle, 5th Floor

New York, NY 10019

And

Citigroup Global Markets Inc.

388 Greenwich Street, 6th Floor

New York, NY 10013

We have performed the procedures enumerated below on certain records and transactions of the Company for the purpose of assisting the Company, Deutsche Bank Securities Inc., and Citigroup Global Markets Inc. (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by Flagship Auto Securitization Trust 2026-1 (FAST 2026-1) in accordance with the confidential Preliminary Offering Memorandum (the Offering Memorandum). The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FAST 2026-1 in accordance with the Offering Memorandum. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FAST 2026-1 in accordance with the Offering Memorandum. Additionally, Deutsche Bank Securities Inc. and Citigroup Global Markets, Inc have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i) The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

(ii) The fields in the Loan Data File shall be herein referred to as “Specified Attributes.”

(iii) The term “Contract” means an electronic copy of a Direct Loan contract or Indirect Loan contract.

(iv) The term “Customer Service Screen” refers to a screen image or access to the Company’s computer systems that the Company’s management represented as information from its Contract accounting system, which includes the customer’s account history and the Specified Attributes related to the Contracts. The term “Customer Underwriting Screen” refers to a screen image or access to the Company’s computer systems that the Company’s management represented as information from its Underwriting decision system, which includes the customer’s Credit Score and Market Value of the underlying automobile.

(v) The term “Contract File” means any file containing the electronic copies of Contract and credit application; and the term “Obligor” means the borrower(s) stated on the respective Contracts.

(vi) The term “Title Document” means the title document, title application or title correspondence with the applicable State Department in an electronic or physical copy.

(vii) The term “APR” means annual percentage rate, which is the annual cost of a loan, including interest and other fees.

(viii) The term “Credit Score” means the customers credit score derived from the credit bureau.

(ix) The term “Market Value” means the value of the new or used car based on the Customer Underwriting Screen.

On September 14, 2026, the Company provided us with a Loan Data File with a cutoff date of August 31, 2026, (the August Data File) containing 9,472 individual customer loans herein referred to as “Underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties’ request, we selected a statistically random sample of 150 individual customer accounts from the Underlying Assets. We were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the Engagement Letter dated September 14, 2026, on the random sample of 150 individual customer accounts. From September 14, 2026 to September 17, 2026, we were provided with the source documents referenced in Exhibit A related to the respective 150 individual customer accounts.

For the sample, we compared the Specified Attributes 1 through 12 and 15 as outlined in Exhibit A and as presented in the August Data File to the corresponding source documents outlined in Exhibit A. For Specified Attribute 9, the Specified Parties agreed that for the vehicle model there will be abbreviated names and differences due to name variations or misspelled names and that these were not considered exceptions.

In comparing the above Specified Attributes, we applied the following tolerances as instructed by the Specified Parties:

•	+/- 30 Days for the contract date

•	+/- $1.00

•	+/- 0.01 for numbers and years

•	+/- 0.01% for percentages

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We found all Specified Attributes to be in agreement to the Source Documents.

For the sample, we recalculated the scheduled contract maturity date (Specified Attribute 13) as reflected in the August Data File based on the term of the Contract and the due date of the first payment as reflected in the Contract. We noted no exceptions in our comparisons of the recalculations to the source documents.

We recalculated the Remaining Term (Specified Attribute 16) as reflected in the August Data File by subtracting the number of payments made and adding the number of deferred payments (extensions), obtained from the August Data File, from the original term per the Contract.

We recalculated the Original loan to value (Specified Attribute 14) by dividing the amount financed (Specified Attribute 5) by the Market Value from the Customer Underwriting Screen.

In recalculating Specified Attributes 13, 14, and 16, we applied the following tolerances as instructed by the Specified Parties:

•	+/- 30 Days for maturity date and remaining term

•	+/- 0.01% for percentages

We noted no exceptions in our procedures outlined above.

We also performed the following on the sample of 150 Underlying Assets:

•	Inspected presence of signed or electronic credit application.

•	Inspected the presence of a signed Contract, electronic or physical copy.

•	Inspected the presence of the Title Document, for selections where the contract date is greater than 180 days from the Statistical Calculation date. For selections where the contract date is fewer than 180 days from the Statistical Calculation date, we inspected the presence of a title application or title guarantee. The Specified Parties agreed that the name on the Title Document, title application or title guarantee will include abbreviated names for the Company and that these are not considered exceptions.

We noted no exceptions in our procedures outlined above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FAST 2026-1 in accordance with the Offering Memorandum. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

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•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina
September 18, 2026

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Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	First and last name of customer	Contract, Title Document
2	Application identification number	Customer Service Screen
3	Credit score	Customer Underwriting Screen
4	Current principal balance	Customer Service Screen
5	Amount financed	Contract
6	Original term	Contract
7	Original monthly payment	Contract
8	Annual Percentage Rate (APR)	Contract
9	Vehicle model	Title Document, Contract, Title Guarantee
10	Vehicle model year	Title Document, Contract, Title Guarantee
11	Vehicle identification number	Title Document, Contract, Title Guarantee
12	Customer state	Contract
13	Maturity date	Contract and Customer Service Screen
Contract and Customer Underwriting
14	Original Loan to Value	Screen
15	Contract date	Contract
16	Remaining term	Contract and Customer Service Screen

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